Exhibit 99.1

ALBUQUERQUE, N.M.
November 1, 2024

TXNM Energy Reports Third Quarter 2024 Results
2024 Ongoing Earnings Guidance Narrowed

•2024 third quarter GAAP earnings of $1.45 per diluted share
•2024 third quarter ongoing earnings of $1.43 per diluted share
•Narrowed 2024 ongoing earnings guidance range to $2.70 - $2.75

TXNM Energy (In millions, except EPS)

	Q3 2024	Q3 2023	YTD 2024	YTD 2023
GAAP net earnings attributable to TXNM Energy	$131.2	$37.7	$226.4	$138.0
GAAP diluted EPS	$1.45	$0.44	$2.50	$1.60
Ongoing net earnings	$129.3	$132.9	$220.6	$228
Ongoing diluted EPS	$1.43	$1.54	$2.44	$2.65

TXNM Energy (NYSE: TXNM) today released its 2024 third quarter results. In addition, management narrowed its 2024 consolidated ongoing earnings guidance to a range of $2.70 to $2.75 per diluted share.

“We’re pleased with our third quarter results,” said Pat Vincent-Collawn, TXNM Energy Chairman and CEO. “The recent approval of PNM’s Grid Modernization Plan moves New Mexico forward with a focus on strategic investments benefiting customers. These new tools, combined with those in TNMP’s filed System Resiliency Plan, demonstrate our commitment to a reliable and resilient grid to meet our customers’ energy needs across New Mexico and Texas.”

SEGMENT REPORTING OF 2024 THIRD QUARTER EARNINGS

•PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•TNMP – an electric transmission and distribution utility in Texas.

•Corporate and Other – reflects the TXNM Energy holding company and other subsidiaries.

EPS Results by Segment

	GAAP Diluted EPS		Ongoing Diluted EPS
	Q3 2024	Q3 2023	Q3 2024	Q3 2023
PNM	$1.20	$0.09	$1.18	$1.19
TNMP	$0.39	$0.46	$0.39	$0.46
Corporate and Other	($0.14)	($0.11)	($0.14)	($0.11)

Consolidated TXNM Energy	$1.45	$0.44	$1.43	$1.54

Net changes to GAAP and ongoing earnings in the third quarter of 2024 compared to the third quarter of 2023 include:

•PNM: The implementation of new retail rates, improved performance by the decommissioning and reclamation trusts and interest expense net of refunds were more than offset by lower transmission margins due to market prices, new depreciation rates implemented as part of new retail rates as well as depreciation expense associated with new capital investments. Load growth was offset by lower weather impacts.

•TNMP: Rate recovery through Transmission Cost of Service (TCOS) and Distribution Cost Recovery Factor (DCRF) increases were more than offset by lower weather impacts along with depreciation, property tax and interest expense associated with new capital investments.

•Corporate and Other: Lower NMRD income following the February sale and higher interest rates on variable rate debt, net of hedges, increased losses.

GAAP and ongoing earnings per share were reduced in the third quarter of 2024 by additional shares issued in December 2023.

In addition, GAAP earnings in the third quarter of 2024 included $9.5 million of net unrealized gains on investment securities compared to $5.6 million of net unrealized losses in the third quarter of 2023. GAAP earnings in the third quarter of 2023 included a one-time charge for a settlement involving $115 million of rate credits associated with the retirement of the San Juan Generating Station.

Additional materials with information on quarterly results are available at
https://www.txnmenergy.com/investors/financial-information/quarterly-reports/2024.aspx.

THIRD QUARTER CONFERENCE CALL: 11 A.M. EASTERN FRIDAY, NOVEMBER 1

TXNM Energy will discuss these items during a live conference call and webcast on Friday, November 1st at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, TXNM Energy Chairman and Chief Executive Officer, Don Tarry, TXNM Energy President and Chief Operating Officer, and Lisa Eden, TXNM Energy Senior Vice President and Chief Financial Officer.

The conference call will be simultaneously broadcast and archived on our website at https://www.txnmenergy.com/investors/events-and-presentations. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link: https://dpregister.com/sreg/10193346/fda929e300. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and asking to join the TXNM Energy call.

Background:
TXNM Energy (NYSE: TXNM), an energy holding company based in Albuquerque, New Mexico, delivers energy to more than 800,000 homes and businesses across Texas and New Mexico through its regulated utilities, TNMP and PNM. For more information, visit the company's website at www.TXNMEnergy.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Corporate Communications
(505) 241-2160                    (505) 241-2743

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release for TXNM Energy, Inc. (“TXNM”), Public Service Company of New Mexico (“PNM”), or Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies, including the unaudited financial results and earnings guidance, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and apply only as of the date of this report. TXNM, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, TXNM, PNM, and TNMP caution readers not to place undue reliance on these statements. TXNM's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K, Form 10-Q filings and the information included in the Company’s Forms 8-K with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

TXNM Energy, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Unaudited)

	PNM	TNMP	Corporate and Other	TXNM Consolidated
	(in thousands)
Three Months Ended September 30, 2024
GAAP Net Earnings (Loss) Attributable to TXNM	$108,666	$35,695	$(13,159)	$131,202
Adjusting items before income tax effects:
Net change in unrealized (gains) and losses on investment securities2a	(9,546)	—	—	(9,546)
Regulatory disallowances2b	6,142	—	—	6,142
Pension expense related to previously disposed of gas distribution business2c	433	—	—	433
Merger related costs2d	—	—	479	479
Total adjustments before income tax effects	(2,971)	—	479	(2,492)
Income tax impact of above adjustments[1]	754	—	(121)	633
Total income tax impacts[4]	754	—	(121)	633
Adjusting items, net of income taxes	(2,217)	—	358	(1,859)
Ongoing Earnings (Loss)	$106,449	$35,695	$(12,801)	$129,343

Nine Months Ended September 30, 2024
GAAP Net Earnings (Loss) Attributable to TXNM	$181,373	$80,203	$(35,135)	$226,441
Adjusting items before income tax effects:
Net change in unrealized (gains) and losses on investment securities2a	(16,204)	—	—	(16,204)
Regulatory disallowances2b	10,847	—	—	10,847
Pension expense related to previously disposed of gas distribution business2c	1,299	—	—	1,299
Merger related costs2d	134	(22)	2,128	2,240
Sale of NMRD[3]	—	—	15,097	15,097
Total adjustments before income tax effects	(3,924)	(22)	17,225	13,279
Income tax impact of above adjustments[1]	997	4	(4,375)	(3,374)
Sale of NMRD[3]	—	—	(15,712)	(15,712)
Total income tax impacts[4]	997	4	(20,087)	(19,086)
Adjusting items, net of income taxes	(2,927)	(18)	(2,862)	(5,807)
Ongoing Earnings (Loss)	$178,446	$80,185	$(37,997)	$220,634

[1] Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statements of Earnings as follows:
[a] Changes in "Gains (losses) on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Increase in "Regulatory disallowances" of $6.1 million and $10.6 million for the three and nine months ended September 30, 2024 and a decrease in "Electric Operating Revenue" of zero and $0.2 million for the three and nine months ended September 30, 2024

[c] Increases in "Other (deductions)"
[d] Increases (decreases) in "Administrative and general", including $0.4 million related to rebranding costs in the three and nine months ended September 30, 2024
[3] Net gain of $4.4 million on the sale of NMRD: Increase in "Other (deductions)" of $15.1 million, decrease in "Income Taxes (Benefits)" of $3.8 million for federal income tax and a decrease in "Income Taxes (Benefits)" of $15.7 million for investment tax credits

[4] Increases (decreases) in "Income Taxes (Benefits)"

TXNM Energy, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Unaudited)

	PNM	TNMP	Corporate and Other	TXNM Consolidated
	(in thousands)
Three Months Ended September 30, 2023
GAAP Net Earnings (Loss) Attributable to TXNM	$8,076	$39,504	$(9,854)	$37,726
Adjusting items before income tax effects:
Net change in unrealized (gains) and losses on investment securities2a	5,551	—	—	5,551
Regulatory disallowances2b	119,872	—	—	119,872
Pension expense related to previously disposed of gas distribution business2c	679	—	—	679
Merger related costs2d	32	—	132	164
Total adjustments before income tax effects	126,134	—	132	126,266
Income tax impact of above adjustments[1]	(32,038)	—	(34)	(32,072)
Income tax impact of non-deductible merger related costs[3]	1	—	9	10
Timing of statutory and effective tax rates on non-recurring items[4]	692	(106)	429	1,015
Total income tax impacts[5]	(31,345)	(106)	404	(31,047)
Adjusting items, net of income taxes	94,789	(106)	536	95,219
Ongoing Earnings (Loss)	$102,865	$39,398	$(9,318)	$132,945

Nine Months Ended September 30, 2023
GAAP Net Earnings (Loss) Attributable to TXNM	$93,836	$74,169	$(29,960)	$138,045
Adjusting items before income tax effects:
Net change in unrealized (gains) and losses on investment securities2a	(6,438)	—	—	(6,438)
Regulatory disallowances2b	123,602	—	—	123,602
Pension expense related to previously disposed of gas distribution business2c	2,037	—	—	2,037
Merger related costs2d	59	2	651	712
Total adjustments before income tax effects	119,260	2	651	119,913
Income tax impact of above adjustments[1]	(30,292)	—	(166)	(30,458)
Income tax impact of non-deductible merger related costs[3]	6	—	94	100
Timing of statutory and effective tax rates on non-recurring items[4]	240	51	144	435
Total income tax impacts[5]	(30,046)	51	72	(29,923)
Adjusting items, net of income taxes	89,214	53	723	89,990
Ongoing Earnings (Loss)	$183,050	$74,222	$(29,237)	$228,035

[1]Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[a] Changes in "Gains (losses) on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Decreases in "Electric Operating Revenue" of $117.6 million for the three and nine months ended September 30, 2023, an increase in "Regulatory disallowances" of $2.3 million and $6.0 million for the three and nine months ended September 30, 2023

[c] Increases in "Other (deductions)"
[d] Increases in "Administrative and general"
[3] Increases in "Income Taxes (Benefits)"
[4] Income tax timing impacts resulting from differences between the statutory rates of 25.4% for PNM, 21.0% for TNMP and the average expected statutory tax rate of 23.8% for TXNM, and the GAAP anticipated effective tax rates of 18.9% for PNM, 15.1% for TNMP, and 16.1% for TXNM, which will reverse by year end

[5] Income tax impacts reflected in "Income Taxes (Benefits)"

TXNM Energy, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Unaudited)

	PNM	TNMP	Corporate and Other	TXNM Consolidated
	(per diluted share)
Three Months Ended September 30, 2024
GAAP Net Earnings (Loss) Attributable to TXNM	$1.20	$0.39	$(0.14)	$1.45
Adjusting items, net of income tax effects:
Net change in unrealized (gains) and losses on investment securities	(0.07)	—	—	(0.07)
Regulatory disallowances	0.05	—	—	0.05
Total Adjustments	(0.02)	—	—	(0.02)
Ongoing Earnings (Loss)	$1.18	$0.39	$(0.14)	$1.43
Average Diluted Shares Outstanding: 90,605,188

Nine Months Ended September 30, 2024
GAAP Net Earnings (Loss) Attributable to TXNM	$2.00	$0.89	$(0.39)	$2.50
Adjusting items, net of income tax effects:
Net change in unrealized (gains) and losses on investment securities	(0.13)	—	—	(0.13)
Sale of NMRD	—	—	(0.05)	(0.05)
Regulatory disallowances	0.09	—	—	0.09
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Merger related costs	—	—	0.02	0.02
Total Adjustments	(0.03)	—	(0.03)	(0.06)
Ongoing Earnings (Loss)	$1.97	$0.89	$(0.42)	$2.44
Average Diluted Shares Outstanding: 90,551,894

TXNM Energy, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Unaudited)

	PNM	TNMP	Corporate and Other	TXNM Consolidated
	(per diluted share)
Three Months Ended September 30, 2023
GAAP Net Earnings (Loss) Attributable to TXNM	$0.09	$0.46	$(0.11)	$0.44
Adjusting items, net of income tax effects:
Net change in unrealized (gains) and losses on investment securities	0.04	—	—	0.04
Regulatory disallowances	1.04	—	—	1.04
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Timing of statutory and effective tax rates on non-recurring items	0.01	—	—	0.01
Total Adjustments	1.10	—	—	1.10
Ongoing Earnings (Loss)	$1.19	$0.46	$(0.11)	$1.54
Average Diluted Shares Outstanding: 86,129,744

Nine Months Ended September 30, 2023
GAAP Net Earnings (Loss) Attributable to TXNM	$1.09	$0.86	$(0.35)	$1.60
Adjusting items, net of income tax effects:
Net change in unrealized (gains) and losses on investment securities	(0.05)	—	—	(0.05)
Regulatory disallowances	1.07	—	—	1.07
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
Merger related costs	—	—	0.01	0.01
Total Adjustments	1.04	—	0.01	1.05
Ongoing Earnings (Loss)	$2.13	$0.86	$(0.34)	$2.65
Average Diluted Shares Outstanding: 86,150,508

TXNM Energy, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statements of Earnings
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(In thousands, except per share amounts)

Electric Operating Revenues	$569,256	$505,851	$1,494,235	$1,527,084
Operating Expenses:
Cost of energy	138,909	210,313	425,919	624,451
Administrative and general	64,840	58,481	179,848	167,630
Energy production costs	21,259	20,388	68,055	68,345
Regulatory disallowances	6,142	2,315	10,601	6,046
Depreciation and amortization	97,400	80,192	285,000	237,405
Transmission and distribution costs	23,660	25,078	71,475	72,739
Taxes other than income taxes	25,966	22,432	75,984	72,395
Total operating expenses	378,176	419,199	1,116,882	1,249,011
Operating income	191,080	86,652	377,353	278,073
Other Income and Deductions:
Interest income	8,669	5,366	17,719	15,568
Gains (losses) on investment securities	13,770	(8,404)	32,326	1,815
Other income	7,953	8,428	20,552	17,121
Other (deductions)	(1,988)	(4,555)	(20,146)	(10,562)
Net other income and deductions	28,404	835	50,451	23,942
Interest Charges	59,664	49,838	169,254	136,660
Earnings before Income Taxes	159,820	37,649	258,550	165,355
Income Taxes (Benefits)	23,422	(5,267)	19,822	12,742
Net Earnings	136,398	42,916	238,728	152,613
(Earnings) Attributable to Valencia Non-controlling Interest	(5,064)	(5,058)	(11,891)	(14,172)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(396)	(396)
Net Earnings Attributable to TXNM	$131,202	$37,726	$226,441	$138,045
Net Earnings Attributable to TXNM per Common Share:
Basic	$1.45	$0.44	$2.50	$1.60
Diluted	$1.45	$0.44	$2.50	$1.60
Dividends Declared per Common Share	$0.3875	$0.3675	$1.1625	$1.1025